UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4215

DREYFUS GNMA FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	4/30/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
GNMA Fund,	Inc.

ANNUAL REPORT April 30, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Information About the Review and Approval
of the Fund’s Management Agreement
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus GNMA Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus GNMA Fund, Inc., covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s primary portfolio manager, Marc Seidner.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened bond market volatility as higher interest rates and renewed inflationary pressures took their toll on investor sentiment. These factors led to price erosion late in the reporting period among corporate bonds and, to a lesser extent, U.S. government securities.

Nonetheless, fixed-income securities have held up well compared to previous periods of rising short-term interest rates. Strong demand from domestic and foreign investors have supported prices of U.S. Treasury securities, and stronger balance sheets and better business conditions have bolstered prices of corporate bonds. In our view, the bond market’s surprising strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

DISCUSSION OF FUND PERFORMANCE

Marc Seidner, Portfolio Manager

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved a total return of 4.32% and distributed aggregate income dividends totaling $0.6096 per share.1 The Lehman Brothers GNMA Index (the “Index”), the fund’s benchmark, achieved a total return of 5.49% for the same period.2

Because most Ginnie Mae securities are high-quality, short-duration investments, they have been relatively insensitive to higher interest rates and inflation.The fund’s return was lower than that of the Index, primarily due to credit concerns surrounding one of the fund’s holdings early in the reporting period which was not offset by relatively better returns later in the reporting period.

Note to shareholders: On January 31, 2005, Marc Seidner and Robert Bayston became the fund’s primary and secondary portfolio managers, respectively. Each is a dual employee of Dreyfus and Standish Mellon Asset Management, LLC (Standish), a subsidiary of Mellon Financial Corporation and a Dreyfus affiliate. They apply Standish’s proprietary processes in managing the fund. Mr. Seidner also is the Director of Active Core Strategies with Standish, and joined Standish in 1995. Mr. Bayston also is a portfolio manager responsible for TIPS and Derivatives Strategies with Standish, and joined Standish in 1991.

What is the fund’s investment approach?

The fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements. The fund seeks to maximize total return, consisting of capital appreciation and current income.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Like most sectors of the fixed-income marketplace, U.S. government agency securities were influenced by stronger economic growth during the reporting period. In fact, when the reporting period began, surging energy prices and stronger-than-expected employment gains rekindled investors’ concerns that inflationary pressures might be resurfacing, and in late June 2004, the Federal Reserve Board (the “Fed”) implemented its first rate hike in approximately four years. Six additional increases followed over the course of the reporting period, driving the overnight federal funds rate from 1% at the start of the reporting period to 2.75% by the end of the reporting period.

While rising interest rates historically have eroded the prices of most bonds, prices of Ginnie Mae securities held up relatively well as investor demand for high-quality, higher-yielding securities remained robust. In addition, refinancing activity among homeowners generally moderated over the reporting period, helping to support prices of mortgage-backed securities.

Although the fund participated to a significant degree in the mortgage-backed securities market’s relative strength, its performance was hurt early in the reporting period by credit concerns affecting one of the fund’s privately issued commercial mortgage-backed holdings, which was downgraded from a “BBB” to a “B” rating.

During 2005, the fund received stronger contributions to its performance from its focus on securities that historically have been relatively insensitive to prepayment risk. However, it was not enough to fully offset weakness realized early on during the reporting period.

After the new portfolio management team assumed responsibility for the fund in late January 2005, we adjusted the portfolio to reduce its sensitivity to rising interest rates, setting its average duration in a range we consider modestly shorter than the Index. We also increased the fund’s focus on more liquid parts of the market, such as Ginnie Mae pass-thru securities. Finally, we established positions in higher-quality commercial mortgages, asset-backed securities and Treasury Inflation Protected Securities (“TIPS”), which helped boost the fund’s total return and provided a hedge against inflation.

What is the fund’s current strategy?

Just days after the end of the reporting period, the Fed raised the federal funds rate to 3%, and further increases are expected. Accordingly, we have maintained the fund’s focus on higher-quality, relatively liquid securities that, in our judgment, provide some protection against the potentially eroding effects of higher interest rates and inflation.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of fund expenses by The Dreyfus Corporation and/or Dreyfus Service
Corporation pursuant to an undertaking in effect until such time it is extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 4/30/05
		1 Year	5 Years	10 Years

Fund		4.32%	6.30%	6.08%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus GNMA Fund, Inc. on 4/30/95 to a $10,000 investment made in the Lehman Brothers GNMA Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million.The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund, Inc. from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 4.39
Ending value (after expenses)	$1,012.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 4.41
Ending value (after expenses)	$1,020.43

† Expenses are equal to the fund’s annualized expense ratio of .88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS April 30, 2005
	Principal
Bonds and Notes—97.1%	Amount ($)		Value ($)

U.S. Government Agencies/Mortgage-Backed—83.5%
Government National Mortgage Association I:
5%	161,105,000	[a]	160,802,123
5%, 5/15/2033-7/15/2034	18,426,267		18,428,176
5.5%	6,485,000	[a]	6,596,412
5.5%, 2/15/2033-4/15/2035	170,653,387		173,839,327
6%	13,950,000	[a]	14,385,938
6%, 10/15/2019-9/15/2034	94,467,957		97,582,546
6.5%, 9/15/2008-6/15/2032	11,590,089		12,140,700
7%, 11/15/2022-12/15/2022	32,148		34,248
7.5%, 12/15/2006-5/15/2026	12,241,378		13,234,140
8%, 4/15/2008-12/15/2022	5,775,472		6,200,472
8.5%, 2/15/2006-12/15/2022	4,446,811		4,874,022
9%, 1/15/2019-12/15/2022	3,179,096		3,496,096
9.5%, 3/15/2018-11/15/2024	835,927		932,303
Ser. 2002-52, Cl. AG, 6%, 9/20/2029	182,918		183,738
Ser. 2004-39, Cl. LC, 5.5%, 12/20/2029	4,260,000		4,419,540
Ser. 2005-29, Cl. A, 4.016%, 7/16/2027	3,500,000		3,430,000
Ser. 2005-32, Cl. B, 4.385%, 8/16/2030	3,500,000		3,492,300
Ser. 2005-34, Cl. A, 4.32%, 6/16/2022	4,300,000		4,262,519
Construction Loans,
6.75%, 3/15/2040	8,140,781		8,216,823
			536,551,423
Government National Mortgage Association II:
3.375%, 2/20/2027-6/20/2032	10,483,824	[b]	10,636,813
3.5%, 7/20/2030-8/20/2032	18,084,330	[b]	18,279,931
3.75%, 9/20/2027	19,098	[b]	19,335
4.5%, 1/20/2034	1,460,291	[b]	1,476,464
5%, 9/20/2033—1/20/2034	9,749,247		9,732,431
5.5%	86,588,000	[a]	87,900,349
5.5%, 4/20/2035	7,702,893		7,835,229
6%, 12/20/2028-1/20/2031	3,241,846		3,348,906
6.5%, 5/20/2031-6/20/2031	2,104,650		2,198,033
7%, 4/20/2024-4/20/2032	22,134,975		23,395,892
7.5%, 9/20/2030	353,364		377,877
9.5%, 9/20/2017-2/20/2025	189,490		209,881
			165,411,141
Federal Home Loan Mortgage Corp.:
5%	1,500,000	[a]	1,511,250
Stripped Securities, Interest Only Class:
Ser. 1583, Cl. ID, 7%, 2/15/2023	71,372	[c]	509
Ser. 2630, Cl. IE, 5%, 12/15/2025	2,989,900	[c]	478,743
			1,990,502

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
4.5%, 4/1/2019	2,007,423		1,988,593
6%	3,850,000	[a]	3,953,450
6%, 8/1/2034	4,921,551		5,058,299
Ser. 2003-49, Cl. JE, 3%, 4/25/2033	2,537,608		2,395,979
Ser. 2004-58, Cl. LJ, 5%, 7/25/2034	5,608,525		5,717,218
Whole Loan,
Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031	4,603,335		4,597,290
			23,710,829
Total U.S. Government Agencies/Mortgage-Backed			727,663,895
Asset-Backed Ctfs./Commercial—.4%
Long Beach Asset Holdings,
Ser. 2004-6, Cl. N1, 4.5%, 2034	3,135,967	[d]	3,146,171
Asset-Backed Ctfs./Home Equity—2.1%
Conseco Finance,
Ser. 2001-D, Cl. A4, 5.53%, 2032	874,939		882,742
Equivantage Home Equity Loan Trust,
Ser. 1997-1, Cl. A4, 7.775%, 2028	1,917,653		1,915,303
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7, 6.265%, 2029	6,048,090		6,176,612
Saxon Asset Securities Trust,
Ser. 2004-2, Cl. AF2, 4.15%, 2035	9,329,000		9,269,899
Total Asset-Backed Ctfs./Home Equity			18,244,556
Residential Mortgage Pass-Through Ctfs.—5.8%
Countrywide Alternative Loan Trust,
Ser. 2004-7T1, Cl. A1, 5.75%, 2034	15,420,630		15,585,858
Countrywide Home Loans,
Ser. 2002-35, Cl. 1A5, 5%, 2018	1,960,684		1,985,433
First Horizon Alternative Mortgage Securities,
Ser. 2004-FA1, Cl. 1A1, 6.25%, 2034	10,781,482		11,118,989
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2, 3.554%, 2034	13,874,157	[b]	13,670,963
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5, 5.159%, 2035	2,425,000		2,441,672
Ocwen Residential MBS,
Ser. 1998-R1, Cl. B1, 7%, 2040	5,151,624	[d]	5,408,596
Total Residential Mortgage Pass-Through Ctfs.			50,211,511

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government—5.3%
U.S. Treasury Inflation Protected Securities:
.875%, 4/15/2010	26,945,829 [e]	26,589,245
3.375%, 1/15/2007	16,539,569 [e]	17,375,445
U.S. Treasury Notes,
4%, 6/15/2009	2,528,000 [f]	2,544,382
		46,509,072
Total Bonds and Notes
(cost $842,089,634)		845,775,205

Short-Term Investments—34.2%

U.S. Treasury Bills:
2.22%, 5/5/2005	8,500,000	8,498,130
2.63%, 5/19/2005	290,000,000	289,643,300
2.68%, 6/16/2005	200,000 [f]	199,338
Total Short-Term Investments
(cost $298,311,181)		298,340,768

Total Investments (cost $1,140,400,815)	131.3%	1,144,115,973
Liabilities, Less Cash and Receivables	(31.3%)	(272,702,046)
Net Assets	100.0%	871,413,927

[a] Purchased on a forward commitment basis.
[b] Variable rate security—interest rate subject to periodic change.
[c] Notional face amount shown.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to $8,554,767 or 1.0% of net assets.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] Fully or partially held by a broker as collateral for open financial futures positions.

Portfolio Summary †

	Value (%)		Value (%)

U.S. Government Agencies/		U.S. Government	5.3
Mortgage-Backed Securities	83.5	Futures Contracts	.0
Short-Term Investments	34.2
Mortgage/Asset-Backed Securities	8.3		131.3

† Based on net assets. See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES April 30, 2005
				Unrealized
		Market Value		Appreciation/
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2005 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	8	1,661,625	June 2005	(125)
U.S. Treasury 5 Year Notes	738	80,038,406	June 2005	294,781
U.S. Treasury 30 Year Bonds	395	45,363,281	June 2005	605,507
Financial Futures Short
U.S. Treasury 10 Year Notes	1,249	139,165,922	June 2005	(1,053,843)
				(153,680)

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	1,140,400,815	1,144,115,973
Receivable for investment securities sold		8,956,811
Dividends and interest receivable		3,344,899
Receivable for shares of Common Stock subscribed		102,325
Receivable for futures variation margin—Note 4		51,687
Prepaid expenses		34,937
		1,156,606,632

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		628,578
Cash overdraft due to Custodian		2,138,498
Payable for investment securities purchased		281,724,848
Payable for shares of Common Stock redeemed		391,333
Accrued expenses		309,448
		285,192,705

Net Assets ($)		871,413,927

Composition of Net Assets ($):
Paid-in capital		905,683,436
Accumulated undistributed investment income—net		2,400,440
Accumulated net realized gain (loss) on investments		(40,231,427)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($153,680) net unrealized
depreciation on financial futures]		3,561,478

Net Assets ($)		871,413,927

Shares Outstanding
(1.1 billion shares of $.001 par value Common Stock authorized)		59,413,506
Net Asset Value, offering and redemption price per share ($)		14.67

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended April 30, 2005
Investment Income ($):
Income:
Interest	38,428,142
Dividends;
Affiliated issuers	874,517
Income from securities lending	20,123
Total Income	39,322,782
Expenses:
Management fee—Note 3(a)	5,453,873
Service plan and prospectus fees—Note 3(b)	1,233,259
Shareholder servicing costs—Note 3(b)	717,442
Custodian fees—Note 3(b)	203,819
Professional fees	70,792
Directors’ fees and expenses—Note 3(c)	61,711
Shareholders’ reports	35,903
Interest expense—Note 2	21,826
Registration fees	20,156
Miscellaneous	121,606
Total Expenses	7,940,387
Investment Income—Net	31,382,395

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(6,710,784)
Net realized gain (loss) on financial futures	(4,982,478)
Net realized gain (loss) on options transactions	(58,042)
Net Realized Gain (Loss)	(11,751,304)
Net unrealized appreciation (depreciation) on investments
[including ($36,446) net unrealized depreciation on financial futures]	18,616,729
Net Realized and Unrealized Gain (Loss) on Investments	6,865,425
Net Increase in Net Assets Resulting from Operations	38,247,820

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	31,382,395	35,823,994
Net realized gain (loss) on investments	(11,751,304)	4,851,176
Net unrealized appreciation
(depreciation) on investments	18,616,729	(29,319,669)
Net Increase (Decrease) in Net Assets
Resulting from Operations	38,247,820	11,355,501

Dividends to Shareholders from ($):
Investment income—net	(37,997,878)	(44,205,895)

Capital Stock Transactions ($):
Net proceeds from shares sold	63,842,446	75,894,401
Dividends reinvested	30,796,662	35,739,239
Cost of shares redeemed	(172,921,996)	(194,943,486)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(78,282,888)	(83,309,846)
Total Increase (Decrease) in Net Assets	(78,032,946)	(116,160,240)

Net Assets ($):
Beginning of Period	949,446,873	1,065,607,113
End of Period	871,413,927	949,446,873
Undistributed investment income—net	2,400,440	3,541,895

Capital Share Transactions (Shares):
Shares sold	4,357,044	5,080,929
Shares issued for dividends reinvested	2,106,113	2,401,260
Shares redeemed	(11,813,678)	(13,086,624)
Net Increase (Decrease) in Shares Outstanding	(5,350,521)	(5,604,435)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended April 30,

	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	14.66	15.14	14.85	14.49	13.89
Investment Operations:
Investment income—net	.51[b]	.53[b]	.60[b]	.81[b]	.90
Net realized and unrealized
gain (loss) on investments	.11	(.35)	.36	.37	.60
Total from Investment Operations	.62	.18	.96	1.18	1.50
Distributions:
Dividends from
investment income—net	(.61)	(.66)	(.67)	(.82)	(.90)
Net asset value, end of period	14.67	14.66	15.14	14.85	14.49

Total Return (%)	4.32	1.20	6.60	8.42	11.22

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87	.90	.85	.85	.92
Ratio of net investment income
to average net assets	3.45	3.58	3.96	5.53	6.30
Portfolio Turnover Rate	468.97[c]	466.25[c]	456.90	452.76	458.09

Net Assets, end of period
($ x 1,000)	871,414	949,447	1,065,607	997,188	921,098

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended April 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain (loss) on investments per share by $.03 and decrease the ratio of net investment income to average net assets from 5.68% to 5.53%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2005, and
April 30, 2004, were 127.81% and 207.20%, respectively.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign secu-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

rities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 29, 2005, the Board of Directors declared a cash dividend of $.045 per share from undistributed investment income-net, payable on May 2, 2005 (ex-dividend date) to shareholders of record as of the close of business on April 29, 2005.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,647,383, accu-

mulated capital losses $27,317,418 and unrealized appreciation $3,462,014. In addition, the fund had $13,061,488 of capital losses realized after October 31, 2004, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, $6,916,020 of the carryover expires in fiscal 2007, $8,326,405 expires in fiscal 2008, $1,913,534 expires in fiscal 2009, $5,873,545 expires in fiscal 2012 and $4,287,914 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004, were as follows: ordinary income $37,997,878 and $44,205,895, respectively.

During the period ended April 30, 2005, as a result of permanent book to tax differences, primarily due to paydown gains and losses on mortgage backed securities and expiration of capital loss carryovers, the fund increased accumulated undistributed investment income-net by $5,474,028, increased net realized gain (loss) on investments by $242,923 and decreased paid-in capital by $5,716,951. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging line during the period ended April 30, 2005 was approximately $712,300, with a related weighted average annualized interest rate of 3.06% .

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. Effective May 1, 2005, the Manager has undertaken through April 30, 2006, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses, excluding expenses as noted above, do not exceed .80 of 1%. No expense reimbursement was required for the period ended April 30, 2005, pursuant to the Agreement.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund’s shares, for servicing shareholder accounts and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an aggregate annual rate not to exceed .20 of 1% of the value of the fund’s average daily net assets.The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Plan,not to exceed the greater of $100,000 or .005 of 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended April 30, 2005, the fund was charged $1,233,259 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

During the period ended April 30, 2005, the fund was charged $437,747 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2005, the fund was charged $203,819 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $429,431, Rule 12b-1 distribution plan fees $93,043, custodian fees $29,004 and transfer agency per account fees $77,100.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options, during the period ended April 30, 2005, amounted to $4,862,216,203 and $5,188,296,953, respectively, of which $3,537,068,974 in purchases and $3,548,022,195 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading.Accordingly,variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2005, are set forth in the Statement of Financial Futures.

At April 30, 2005, the cost of investments for federal income tax purposes was $1,140,653,959; accordingly, accumulated net unrealized appreciation on investments was $3,462,014, consisting of $6,161,267 gross unrealized appreciation and $2,699,253 gross unrealized depreciation.

NOTE 5—Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers.This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security.At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. During the period ended April 30, 2005, the fund did not enter into reverse repurchase agreements.

NOTE 6—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September

2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses.As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus GNMA Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus GNMA Fund, Inc., including the statements of investments and financial futures, as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of April 30, 2005 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund, Inc. at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 15, 2005

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on April 18, 2005, the Board considered the re-approval for another one year term of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Act (the “Independent Directors”)) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Quality and Extent of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, quality and extent of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within Dreyfus. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages. The

The Fund 25

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Board reviewed the fund’s performance, management fee, and total expense ratio within this comparison group and against the fund’s Lipper category average, and discussed the results of the comparisons.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that the fund’s income performance was in line with the fund’s comparison group average and was higher than the fund’s Lipper category average. The Board also noted that the fund’s total return performance was lower than the fund’s comparison group average and, for certain time periods, the Lipper category average. The Board noted that the fund’s longer-term total return performance was more competitive with the averages than the fund’s one-year total return performance, and recognized that the recent underperformance mainly was attributable to the poor performance of a small number of individual holdings in the fund.The Board members also discussed the fund’s management fee and expense ratio, noting that the fund’s expense ratio was higher than the comparison group average and lower than the Lipper category average.They reviewed the range of management fees in the comparison group, and noted the Manager’s intention to implement an undertaking to reduce expenses for a one-year period which, for the period of the waiver, would move the fund’s expense ratio closer to the comparison group average.

The Board also received a presentation from Marc Seidner and Robert Bayston, the fund’s new primary and secondary portfolio managers who assumed portfolio management responsibility for the fund effective January 31, 2005.The Board received a presentation on the investment process employed by the portfolio managers and the changes made to the fund’s portfolio since January 31st.The portfolio managers also discussed the performance of the fund since January 31st.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by two mutual funds managed by the Manager or its affiliates (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds and were composed exclusively of investment companies affiliated with the Manager that were reported in the same Lipper category as the fund.The Manager’s representatives explained the nature of each Similar Fund and the differences, from the Manager’s perspective, in management of these Similar Funds as compared to management of the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided. One Similar Fund had the same management fee as the fee borne by the fund, and one had a slightly lower management fee but higher total operating expenses, than the fund.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees. The Board acknowledged that differences in fees paid by the one Similar Fund seemed to be consistent with the kind of shareholder for which the fund is designed.There were no other institutional or wrap fee separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, quality and extent of such services and that a discussion of

The Fund 27

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the fund’s overall performance and generally superior service levels rendered.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, quality and extent of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s overall performance, not- ing in particular the appointment of the fund’s new portfolio managers and the process in place to manage the fund’s portfolio.
  The Board concluded that the fund’s fee paid to the Manager was reasonable in light of comparative performance and expense and advisory fee information, particularly given the Manager’s imple- mentation of an undertaking to reduce expenses, costs of the ser- vices provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board recognized that economies of scale may be realized as the fund’s assets increase and determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
David W. Burke (69)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————
Samuel Chase (72)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Gordon J. Davis (63)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 26

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (63)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Senior Vice President of the William Morris Agency
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (77)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (54)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Vice President and Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 74 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

For More	Information

Dreyfus	Transfer Agent &
GNMA Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,460 in 2004 and $51,447 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2004 and $4,725 in 2005. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $273,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,061 in 2004 and $4,073 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,696 in 2004 and $1,439 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $611,435 in 2004 and $686,197 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GNMA FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	June 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	June 27, 2005

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	June 27, 2005

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)